EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING JANUARY 31, 2003

The information which is required to be prepared with respect to the Payment Date of February 20, 2003, and with respect to the performance of the Trust during the period of January 1, 2003 through January 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original NotePrincipal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder....             $                -
                                                                                                                ------------------
       2.  The amount of distribution in respect to principal payment to the Class B Noteholder....             $                -
                                                                                                                ------------------
       3.  The amount of distribution in respect to principal payment to the Class C Noteholder....             $                -
                                                                                                                ------------------
       4.  The amount of distribution in respect to principal payment to the Class D Noteholder....             $                -
                                                                                                                ------------------
II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest...................             $          1.27604
                                                                                                                ------------------
       2.  The amount of distribution in respect to the Class B Monthly Interest...................             $          1.59271
                                                                                                                ------------------
       3.  The amount of distribution in respect to the Class C Monthly Interest...................             $          2.17604
                                                                                                                ------------------
       4.  The amount of distribution in respect to the Class D Monthly Interest...................             $          3.63438
                                                                                                                ------------------
III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder...................             $          1.27604
                                                                                                                ------------------
       2.  The total amount of distribution in respect to the Class B Noteholder...................             $          1.59271
                                                                                                                ------------------
       3.  The total amount of distribution in respect to the Class C Noteholder...................             $          2.17604
                                                                                                                ------------------
       4.  The total amount of distribution in respect to the Class D Noteholder...................             $          3.63438
                                                                                                                ------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date..........................................             $   450,617,705.98
                                                                                                                ------------------
       2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date...........             $    46,226,054.13
                                                                                                                ------------------
       3.  Recoveries for the preceding Monthly Period.............................................             $       837,630.98
                                                                                                                ------------------
       4.  The Defaulted Amount for the preceding Monthly Period...................................             $    20,612,828.81
                                                                                                                ------------------
       5.  The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
           is the average Receivables for the preceding Monthly Period                                                        9.55%
                                                                                                                ------------------
       6.  The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period................................................................             $ 2,443,480,659.25
                                                                                                                ------------------
       7.  The total amount of Principal Receivables in the trust as of the last day of
           the preceding Monthly Period............................................................             $ 2,405,793,857.58
                                                                                                                ------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust
           at the beginning of the preceding Monthly Period........................................             $    58,623,243.54
                                                                                                                ------------------
       9.  The total amount of Finance Charge and Administrative Receivables in the Trust
           as of the last day of the preceding Monthly Period......................................             $    62,021,310.20
                                                                                                                ------------------
       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
           of the last day of the preceding Monthly Period........................................              $  ,098,793,063.00
                                                                                                                ------------------
       11. The Transferor Interest as of the last day of the preceding Monthly Period.............              $    07,000,794.58
                                                                                                                ------------------
       12. The Transferor Percentage as of the last day of the preceding Monthly Period...........                           12.76%
                                                                                                                ------------------
       13. The Required Transferor Percentage.....................................................                            7.00%
                                                                                                                ------------------
       14. The monthly principal payment rate for the preceding Monthly Period....................                          18.442%
                                                                                                                ------------------
       15. The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period.........................................................................              $                -
                                                                                                                ------------------
       16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of
           the Monthly Period preceding such Payment Date:

                                                          Percentage                  Aggregate
                                                           of Total                    Account
                                                          Receivables                  Balance
(a) Delinquent between 30 days and 59 days                  1.870%                $  46,136,480.06
(b) Delinquent between 60 days and 89 days                  1.485%                $  36,653,092.59
(c) Delinquent between 90 days and 119 days                 1.144%                $  28,224,802.79
(d) Delinquent between 120 days and 149 days                1.059%                $  26,121,959.88
(e) Delinquent between 150 days and 179 days                0.966%                $  23,828,626.98
(f) Delinquent 180 days or greater                          0.000%                $              -
                                                            -----                 ----------------
(e) Aggregate                                               6.523%                $ 160,964,962.30
                                                            =====                 ================

V.   Information regarding Series 2000-B

     1.   The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2000-B as of the last day of the related Monthly Period..............                 $   600,000,000.00
                                                                                                                 ------------------
     2.   The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2000-B on the last day of the related Monthly Period........                 $   600,000,000.00
                                                                                                                 ------------------
                                                                                                  NOTE FACTORS
     3.   The amount of Principal Receivables in the Trust represented by the Class A
          Note Principal Balance on the last day of the related Monthly Period..................     1.0000      $   480,000,000.00
                                                                                                                 ------------------
     4.   The amount of Principal Receivables in the Trust represented by the Class B
          Note Principal Balance on the last day of the related Monthly Period..................     1.0000      $    57,000,000.00
                                                                                                                 ------------------
     5.   The amount of Principal Receivables in the Trust represented by the Class C
          Note Principal Balance on the last day of the related Monthly Period..................     1.0000      $    42,000,000.00
                                                                                                                 ------------------
     6.   The amount of Principal Receivables in the trust represented by the Class D
          Note Principal Balance on the last day of the related Monthly Period..................     1.0000      $    21,000,000.00
                                                                                                                 ------------------
     7.   The Floating Investor Percentage with respect to the period:
                                                                                                                 ------------------
     January 1, 2003 through January 31, 2003...................................................                       24.5551360%
                                                                                                                 ------------------
     8.   The Fixed Investor Percentage with respect to the period:
                                                                                                                 ------------------
     January 1, 2003 through January 31, 2003...................................................                              N/A
                                                                                                                 ------------------
     9.   The amount of Investor Principal Collections applicable to Series 2000-B..............                 $   110,649,751.24
                                                                                                                 ------------------
     10a. The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date........................................                 $     9,159,763.53
                                                                                                                 ------------------

     10b. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a)
          of the Master Indenture...................................................................             $     2,199,735.57
                                                                                                                 ------------------
     11.  The Investor Default Amount for the related Monthly Period................................             $     5,061,508.15
                                                                                                                 ------------------
     12.  The Monthly Servicing Fee for the related Monthly Period..................................             $     1,000,000.00
                                                                                                                 ------------------
     13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period....................................                          22.72%
                                                                                                                 ------------------
                b. The default rate for the related Monthly Period..................................                          10.12%
                                                                                                                 ------------------
                c. The Net Portfolio Yield for the related Monthly Period...........................                          12.60%
                                                                                                                 ------------------
                d. The Base Rate for the related Monthly Period.....................................                           3.74%
                                                                                                                 ------------------
                e. The Excess Spread Percentage for the related Monthly Period......................                           8.86%
                                                                                                                 ------------------
                f. The Quarterly Excess Spread Percentage for the related Monthly Period............                          10.03%
                                                                                                                 ------------------
                                i)  Excess Spread Percentage related to          Jan-03                                        8.86%
                                                                                                                 ------------------
                               ii)  Excess Spread Percentage related to          Dec-02                                       11.00%
                                                                                                                 ------------------
                              iii)  Excess Spread Percentage related to          Nov-02                                       10.23%
                                                                                                                 ------------------
     14.  Floating Rate Determinations:

          LIBOR for the Interest Period from January 21 through and including February 19, 2003.....                       1.36125%
                                                                                                                 ------------------
     15.  Principal Funding Account

                a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                   and withdraws for the related Payment Date)......................................             $                -
                                                                                                                 ------------------
                b. The Accumulation Shortfall with respect to the related Monthly Period............             $                -
                                                                                                                 ------------------
                c. The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections....................             $                -
                                                                                                                 ------------------
     16.  Reserve Account

                a. The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date)............................................................             $     1,125,000.00
                                                                                                                 ------------------
                b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections......................................................................             $                -
                                                                                                                 ------------------
                c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections....................             $                -
                                                                                                                 ------------------
     17.  Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related Payment Date..........             $    10,500,000.00
                                                                                                                 ------------------
                b.  The Available Cash Collateral Account Amount on the related Payment Date........             $    10,500,000.00
                                                                                                                 ------------------
     18.  Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.                 $                -
                                                                                                                 ------------------
                b.  The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date.............................................................             $                -
                                                                                                                 ------------------
     19.  The Monthly Principal Reallocation Amount for the related Monthly Period..................             $                -
                                                                                                                 ------------------

                            Advanta Bank Corp.
                            as Servicer

                            By:    /s/ MARK SHAPIRO
                            Name:  Mark Shapiro
                            Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING JANUARY 31, 2003

The information which is required to be prepared with respect to the Payment Date of February 20, 2003, and with respect to the performance of the Trust during the period of January 1, 2003 through January 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder..                $                -
                                                                                                                 ------------------
       2.  The amount of distribution in respect to principal payment to the Class B Noteholder..                $                -
                                                                                                                 ------------------
       3.  The amount of distribution in respect to principal payment to the Class C Noteholder..                $                -
                                                                                                                 ------------------
       4.  The amount of distribution in respect to principal payment to the Class D Noteholder..                $                -
                                                                                                                 ------------------
II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest.................                $          1.34271
                                                                                                                 ------------------
       2.  The amount of distribution in respect to the Class B Monthly Interest.................                $          1.71771
                                                                                                                 ------------------
       3.  The amount of distribution in respect to the Class C Monthly Interest.................                $          2.34271
                                                                                                                 ------------------
       4.  The amount of distribution in respect to the Class D Monthly Interest.................                $          4.46771
                                                                                                                 ------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder.................                $          1.34271
                                                                                                                 ------------------
       2.  The total amount of distribution in respect to the Class B Noteholder.................                $          1.71771
                                                                                                                 ------------------
       3.  The total amount of distribution in respect to the Class C Noteholder.................                $          2.34271
                                                                                                                 ------------------
       4.  The total amount of distribution in respect to the Class D Noteholder.................                $          4.46771
                                                                                                                 ------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables
           for the Monthly Period preceding such Payment Date....................................                $   450,617,705.98
                                                                                                                 ------------------
       2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date.........                $    46,226,054.13
                                                                                                                 ------------------
       3.  Recoveries for the preceding Monthly Period...........................................                $       837,630.98
                                                                                                                 ------------------
       4.  The Defaulted Amount for the preceding Monthly Period.................................                $    20,612,828.81
                                                                                                                 ------------------
       5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and
           the denominator is the average Receivables for the preceding Monthly Period                                         9.55%
                                                                                                                 ------------------
       6.  The total amount of Principal Receivables in the trust at the beginning of
           the preceding Monthly Period..........................................................                $ 2,443,480,659.25
                                                                                                                 ------------------
       7.  The total amount of Principal Receivables in the trust as of the last day of
           the preceding Monthly Period..........................................................                $ 2,405,793,857.58
                                                                                                                 ------------------

       8.  The total amount of Finance Charge and Administrative Receivables in the Trust
           at the beginning of the preceding Monthly Period......................................                $    58,623,243.54
                                                                                                                 ------------------
       9.  The total amount of Finance Charge and Administrative Receivables in the Trust
           as of the last day of the preceding Monthly Period....................................                $    62,021,310.20
                                                                                                                 ------------------
       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
           as of the last day of the preceding Monthly Period...................................                 $ 2,098,793,063.00
                                                                                                                 ------------------
       11. The Transferor Interest as of the last day of the preceding Monthly Period...........                 $   307,000,794.58
                                                                                                                 ------------------
       12. The Transferor Percentage as of the last day of the preceding Monthly Period.........                             12.76%
                                                                                                                 ------------------
       13. The Required Transferor Percentage...................................................                              7.00%
                                                                                                                 ------------------
       14. The monthly principal payment rate for the preceding Monthly Period..................                            18.442%
                                                                                                                 ------------------
       15. The balance in the Excess Funding Account as of the last day of the
           preceding Monthly Period.............................................................                 $                -
                                                                                                                 ------------------
       16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of
           the Monthly Period preceding such Payment Date:

                                                          Percentage                   Aggregate
                                                           of Total                     Account
                                                          Receivables                   Balance
(a) Delinquent between 30 days and 59 days                  1.870%                 $  46,136,480.06
(b) Delinquent between 60 days and 89 days                  1.485%                 $  36,653,092.59
(c) Delinquent between 90 days and 119 days                 1.144%                 $  28,224,802.79
(d) Delinquent between 120 days and 149 days                1.059%                 $  26,121,959.88
(e) Delinquent between 150 days and 179 days                0.966%                 $  23,828,626.98
(f) Delinquent 180 days or greater                          0.000%                 $              -
                                                            -----                  ----------------
(e) Aggregate                                               6.523%                 $ 160,964,962.30
                                                            =====                  ================

V.  Information regarding Series 2000-C

     1.   The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2000-C as of the last day of the related Monthly Period..............                 $   400,000,000.00
                                                                                                                 ------------------
     2.   The amount of Principal Receivables in the Trust represented by the Adjusted
          Invested Amount of Series 2000-C on the last day of the related Monthly Period........                 $   400,000,000.00
                                                                                                                 ------------------
                                                                                                  NOTE FACTORS
     3.   The amount of Principal Receivables in the Trust represented by the Class A
          Note Principal Balance on the last day of the related Monthly Period..................    1.0000       $   320,000,000.00
                                                                                                                 ------------------
     4.   The amount of Principal Receivables in the Trust represented by the Class B
          Note Principal Balance on the last day of the related Monthly Period  ................    1.0000       $    38,000,000.00
                                                                                                                 ------------------
     5.   The amount of Principal Receivables in the Trust represented by the Class C
          Note Principal Balance on the last day of the related Monthly Period..................    1.0000       $    28,000,000.00
                                                                                                                 ------------------
     6.   The amount of Principal Receivables in the trust represented by the Class D
          Note Principal Balance on the last day of the related Monthly Period..................    1.0000       $    14,000,000.00
                                                                                                                 ------------------
     7.   The Floating Investor Percentage with respect to the period:

     January 1, 2003 through January 31, 2003...................................................                       16.3700907%
                                                                                                                 ------------------
     8.   The Fixed Investor Percentage with respect to the period:

     January 1, 2003 through January 31, 2003...................................................                         N/A
                                                                                                                 ------------------
     9.   The amount of Investor Principal Collections applicable to Series 2000-C..............                 $    73,766,500.97
                                                                                                                 ------------------
     10a. The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date........................................                 $     6,106,509.03
                                                                                                                 ------------------
     10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
          Section 8.04(a) of the Master Indenture...............................................                 $     1,466,490.38
                                                                                                                 ------------------

     11.  The Investor Default Amount for the related Monthly Period............................                 $     3,374,338.77
                                                                                                                 ------------------
     12.  The Monthly Servicing Fee for the related Monthly Period..............................                 $       666,666.67
                                                                                                                 ------------------
     13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period................................                              22.72%
                                                                                                                 ------------------
                b. The default rate for the related Monthly Period..............................                              10.12%
                                                                                                                 ------------------
                c. The Net Portfolio Yield for the related Monthly Period.......................                              12.60%
                                                                                                                 ------------------
                d. The Base Rate for the related Monthly Period.................................                               3.87%
                                                                                                                 ------------------
                e. The Excess Spread Percentage for the related Monthly Period..................                               8.73%
                                                                                                                 ------------------
                f. The Quarterly Excess Spread Percentage for the related Monthly Period........                               9.90%
                                                                                                                 ------------------
                                i)  Excess Spread Percentage related to                    Jan-03                              8.73%
                                                                                                                 ------------------
                               ii)  Excess Spread Percentage related to                    Dec-02                             10.86%
                                                                                                                 ------------------
                              iii)  Excess Spread Percentage related to                    Nov-02                             10.10%
                                                                                                                 ------------------
     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from January 21 through and including February 19, 2003......                            1.36125%
                                                                                                                 ------------------
     15.  Principal Funding Account

                a. The amount on deposit in the Principal Funding Account on the related
                   Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date).........................                 $                -
                                                                                                                 ------------------
                b. The Accumulation Shortfall with respect to the related Monthly Period........                 $                -
                                                                                                                 ------------------
                c. The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections................                 $                -
                                                                                                                 ------------------
     16.  Reserve Account

                a. The amount on deposit in the Reserve Account on the related Payment
                    Date (after taking into consideration deposits and withdraws for the
                    related Payment Date).......................................................                 $                -
                                                                                                                 ------------------
                b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections..................................................................                 $                -
                                                                                                                 ------------------
                c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections................                 $                -
                                                                                                                 ------------------
     17.  Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related Payment Date......                 $     7,000,000.00
                                                                                                                 ------------------
                b. The Available Cash Collateral Account Amount on the related Payment Date.....                 $     7,000,000.00
                                                                                                                 ------------------
     18.  Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..                 $                -
                                                                                                                 ------------------
                b. The aggregate amount of Investor Charge-Offs reimbursed
                   on the Payment Date..........................................................                 $                -
                                                                                                                 ------------------
     19.  The Monthly Principal Reallocation Amount for the related Monthly Period.............                  $                -
                                                                                                                 ------------------

                            Advanta Bank Corp.
                            as Servicer

                            By:    /s/ MARK SHAPIRO
                            Name:  Mark Shapiro
                            Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING JANUARY 31, 2003

The information which is required to be prepared with respect to the Payment Date of February 20, 2003, and with respect to the performance of the Trust during the period of January 1, 2003 through January 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to principal payment to the Class A Noteholder..                $                -
                                                                                                                ------------------
       2. The amount of distribution in respect to principal payment to the Class B Noteholder..                $                -
                                                                                                                ------------------
       3. The amount of distribution in respect to principal payment to the Class C Noteholder..                $                -
                                                                                                                ------------------
       4. The amount of distribution in respect to principal payment to the Class D Noteholder..                $                -
                                                                                                                ------------------
II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to the Class A Monthly Interest.................                $          1.38438
                                                                                                                ------------------
       2. The amount of distribution in respect to the Class B Monthly Interest.................                $          1.84271
                                                                                                                ------------------
       3. The amount of distribution in respect to the Class C Monthly Interest.................                $          2.42604
                                                                                                                ------------------
       4. The amount of distribution in respect to the Class D Monthly Interest.................                $          5.30104
                                                                                                                ------------------
III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The total amount of distribution in respect to the Class A Noteholder.................                $          1.38438
                                                                                                                ------------------
       2. The total amount of distribution in respect to the Class B Noteholder.................                $          1.84271
                                                                                                                ------------------
       3. The total amount of distribution in respect to the Class C Noteholder.................                $          2.42604
                                                                                                                ------------------
       4. The total amount of distribution in respect to the Class D Noteholder.................                $          5.30104
                                                                                                                ------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1. The aggregate amount of such Collections with respect to Principal Receivables
          for the Monthly Period preceding such Payment Date....................................                $   450,617,705.98
                                                                                                                ------------------
       2. The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date.........                $    46,226,054.13
                                                                                                                ------------------
       3. Recoveries for the preceding Monthly Period...........................................                $       837,630.98
                                                                                                                ------------------
       4. The Defaulted Amount for the preceding Monthly Period.................................                $    20,612,828.81
                                                                                                                ------------------
       5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period,
          and the denominator is the average Receivables for the preceding Monthly Period                                     9.55%
                                                                                                                ------------------
       6. The total amount of Principal Receivables in the trust at the beginning
          of the preceding Monthly Period.......................................................                $ 2,443,480,659.25
                                                                                                                ------------------
       7. The total amount of Principal Receivables in the trust as of the last day of the
          preceding Monthly Period..............................................................                $ 2,405,793,857.58
                                                                                                                ------------------

       8. The total amount of Finance Charge and Administrative Receivables in the Trust at
          the beginning of the preceding Monthly Period.........................................                $    58,623,243.54
                                                                                                                ------------------
       9. The total amount of Finance Charge and Administrative Receivables in the Trust as
          of the last day of the preceding Monthly Period.......................................                $    62,021,310.20
                                                                                                                ------------------
      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
          of the last day of the preceding Monthly Period.......................................                $ 2,098,793,063.00
                                                                                                                ------------------
      11. The Transferor Interest as of the last day of the preceding Monthly Period............                $   307,000,794.58
                                                                                                                ------------------
      12. The Transferor Percentage as of the last day of the preceding Monthly Period..........                             12.76%
                                                                                                                ------------------
      13. The Required Transferor Percentage....................................................                              7.00%
                                                                                                                ------------------
      14. The monthly principal payment rate for the preceding Monthly Period...................                            18.442%
                                                                                                                ------------------
      15. The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period........................................................................                $                -
                                                                                                                ------------------
      16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of
          the Monthly Period preceding such Payment Date:

                                                                  Percentage                         Aggregate
                                                                   of Total                           Account
                                                                 Receivables                          Balance
(a) Delinquent between 30 days and 59 days                                1.870%                  $ 46,136,480.06
(b) Delinquent between 60 days and 89 days                                1.485%                  $ 36,653,092.59
(c) Delinquent between 90 days and 119 days                               1.144%                  $ 28,224,802.79
(d) Delinquent between 120 days and 149 days                              1.059%                  $ 26,121,959.88
(e) Delinquent between 150 days and 179 days                              0.966%                  $ 23,828,626.98
(f) Delinquent 180 days or greater                                        0.000%                  $             -
                                                                 ---------------                  ----------------
(e) Aggregate                                                             6.523%                  $160,964,962.30
                                                                 ===============                  ================

V.  Information regarding Series 2001-A

       1.   The amount of Principal Receivables in the Trust represented by the Invested Amount
            of Series 2001-A as of the last day of the related Monthly Period.....................                $  300,000,000.00
                                                                                                                  -----------------
       2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested
            Amount of Series 2001-A on the last day of the related Monthly Period.................                $  300,000,000.00
                                                                                                                  -----------------
                                                                                                    NOTE FACTORS

       3.   The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period.......................    1.0000      $  240,000,000.00
                                                                                                                  -----------------
       4.   The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period.......................    1.0000      $   28,500,000.00
                                                                                                                  -----------------
       5.   The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period.......................    1.0000      $   21,000,000.00
                                                                                                                  -----------------
       6.   The amount of Principal Receivables in the trust represented by the Class D Note
            Principal Balance on the last day of the related Monthly Period.......................    1.0000      $   10,500,000.00
                                                                                                                  -----------------
       7.   The Floating Investor Percentage with respect to the period:

       January 1, 2003 through January 31, 2003...................................................                       12.2775680%
                                                                                                                  -----------------
       8.   The Fixed Investor Percentage with respect to the period:

       January 1, 2003 through January 31, 2003...................................................                          N/A
                                                                                                                  -----------------
       9.   The amount of Investor Principal Collections applicable to Series 2001-A..............                $   55,324,875.62
                                                                                                                  -----------------
       10a. The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date...................................................                $    4,579,881.77
                                                                                                                  -----------------
       10b. The amount of Available Finance Charge Collections not on deposit in the Collection
            Account on the related Payment Date pursuant to Section 8.04(a) of the Master
            Indenture.............................................................................                $    1,099,867.78
                                                                                                                  -----------------
       11.  The Investor Default Amount for the related Monthly Period............................                $    2,530,754.07
                                                                                                                  -----------------

       12.  The Monthly Servicing Fee for the related Monthly Period..............................                $      500,000.00
                                                                                                                  -----------------
       13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period..................................                            22.72%
                                                                                                                  -----------------
                b. The default rate for the related Monthly Period................................                            10.12%
                                                                                                                  -----------------
                c. The Net Portfolio Yield for the related Monthly Period.........................                            12.60%

                d. The Base Rate for the related Monthly Period...................................                             3.97%
                                                                                                                  -----------------
                e. The Excess Spread Percentage for the related Monthly Period....................                             8.63%
                                                                                                                  -----------------
                f. The Quarterly Excess Spread Percentage for the related Monthly Period..........                             9.80%
                                                                                                                  -----------------
                               I) Excess Spread Percentage related to               Jan-03                                     8.63%
                                                                                                                  -----------------
                               ii) Excess Spread Percentage related to              Dec-02                                    10.76%
                                                                                                                  -----------------
                               iii) Excess Spread Percentage related to             Nov-02                                    10.01%
                                                                                                                  -----------------
       14.  Floating Rate Determinations:

          LIBOR for the Interest Period from January 21 through and including February 19, 2003...                          1.36125%
                                                                                                                  -----------------
       15.  Principal Funding Account

                a. The amount on deposit in the Principal Funding Account on the related
                   Payment Date (after taking into consideration deposits and withdraws for
                   the related Payment Date)......................................................                $               -
                                                                                                                  -----------------
                b. The Accumulation Shortfall with respect to the related Monthly Period..........                $               -
                                                                                                                  -----------------
                c. The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections..................                $               -
                                                                                                                  -----------------
       16.  Reserve Account

                a. The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date)..........................................................                $               -
                                                                                                                  -----------------
                b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections....................................................................                $               -
                                                                                                                  -----------------
                c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections..................                $               -
                                                                                                                  -----------------
       17.  Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related Payment Date........                $    5,250,000.00
                                                                                                                  -----------------
                b. The Available Cash Collateral Account Amount on the related Payment Date.......                $    5,250,000.00
                                                                                                                  -----------------
       18.  Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for the related Monthly Period....                $               -
                                                                                                                  -----------------
                b. The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date...........................................................                $               -
                                                                                                                  -----------------
       19.  The Monthly Principal Reallocation Amount for the related Monthly Period..............                $               -
                                                                                                                  -----------------

                     Advanta Bank Corp.
                     as Servicer

                     By:      /s/ MARK SHAPIRO
                     Name:    Mark Shapiro
                     Title:   Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING JANUARY 31, 2003

The information which is required to be prepared with respect to the Payment Date of February 20, 2003, and with respect to the performance of the Trust during the period of January 1, 2003 through January 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to principal payment to the Class A Noteholder..               $                -
                                                                                                                ------------------
       2.  The amount of distribution in respect to principal payment to the Class B Noteholder..               $                -
                                                                                                                ------------------
       3.  The amount of distribution in respect to principal payment to the Class C Noteholder..               $                -
                                                                                                                ------------------
       4.  The amount of distribution in respect to principal payment to the Class D Noteholder..               $                -
                                                                                                                ------------------
II. Information regarding the current monthly interest distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The amount of distribution in respect to the Class A Monthly Interest.................               $          1.30104
                                                                                                                ------------------
       2.  The amount of distribution in respect to the Class B Monthly Interest.................               $          1.71771
                                                                                                                ------------------
       3.  The amount of distribution in respect to the Class C Monthly Interest.................               $          2.59271
                                                                                                                ------------------
       4.  The amount of distribution in respect to the Class D Monthly Interest.................               $          6.55104
                                                                                                                ------------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

       1.  The total amount of distribution in respect to the Class A Noteholder.................               $          1.30104
                                                                                                                ------------------
       2.  The total amount of distribution in respect to the Class B Noteholder.................               $          1.71771
                                                                                                                ------------------
       3.  The total amount of distribution in respect to the Class C Noteholder.................               $          2.59271
                                                                                                                ------------------
       4.  The total amount of distribution in respect to the Class D Noteholder.................               $          6.55104
                                                                                                                ------------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

       1.  The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date........................................               $   450,617,705.98
                                                                                                                ------------------
       2.  The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date.........               $    46,226,054.13
                                                                                                                ------------------
       3.  Recoveries for the preceding Monthly Period...........................................               $       837,630.98
                                                                                                                ------------------
       4.  The Defaulted Amount for the preceding Monthly Period.................................               $    20,612,828.81
                                                                                                                ------------------
       5.  The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
           is the average Receivables for the preceding Monthly Period                                                         9.55%
                                                                                                                ------------------
       6.  The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period..............................................................               $ 2,443,480,659.25
                                                                                                                ------------------
       7.  The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period..............................................................               $ 2,405,793,857.58
                                                                                                                ------------------
       8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
           the beginning of the preceding Monthly Period.........................................               $    58,623,243.54
                                                                                                                ------------------

       9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
           the last day of the preceding Monthly Period..........................................               $    62,021,310.20
                                                                                                                ------------------
       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
           the last day of the preceding Monthly Period..........................................               $ 2,098,793,063.00
                                                                                                                ------------------
       11. The Transferor Interest as of the last day of the preceding Monthly Period............               $   307,000,794.58
                                                                                                                ------------------
       12. The Transferor Percentage as of the last day of the preceding Monthly Period..........                            12.76%
                                                                                                                ------------------
       13. The Required Transferor Percentage....................................................                             7.00%
                                                                                                                ------------------
       14. The monthly principal payment rate for the preceding Monthly Period...................                           18.442%
                                                                                                                ------------------
       15. The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period........................................................................               $                -
                                                                                                                ------------------
       16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of
           the Monthly Period preceding such Payment Date:

                                                                     Percentage                   Aggregate
                                                                      of Total                     Account
                                                                     Receivables                    Balance
(a) Delinquent between 30 days and 59 days                              1.870%                  $ 46,136,480.06
(b) Delinquent between 60 days and 89 days                              1.485%                  $ 36,653,092.59
(c) Delinquent between 90 days and 119 days                             1.144%                  $ 28,224,802.79
(d) Delinquent between 120 days and 149 days                            1.059%                  $ 26,121,959.88
(e) Delinquent between 150 days and 179 days                            0.966%                  $ 23,828,626.98
(f) Delinquent 180 days or greater                                      0.000%                  $           -
                                                                        -----                   ---------------
(e) Aggregate                                                           6.523%                  $160,964,962.30
                                                                        =====                   ===============

V.  Information regarding Series 2002-A

       1.   The amount of Principal Receivables in the Trust represented by the Invested
            Amount of Series 2002-A as of the last day of the related Monthly Period............                 $   300,000,000.00
                                                                                                                 ------------------
       2.   The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2002-A on the last day of the related Monthly Period......                 $   300,000,000.00
                                                                                                                 ------------------
                                                                                                   NOTE FACTORS

       3.   The amount of Principal Receivables in the Trust represented by the Class A Note
            Principal Balance on the last day of the related Monthly Period.....................        1.0000   $   240,000,000.00
                                                                                                                 ------------------
       4.   The amount of Principal Receivables in the Trust represented by the Class B Note
            Principal Balance on the last day of the related Monthly Period.....................        1.0000   $    27,750,000.00
                                                                                                                 ------------------
       5.   The amount of Principal Receivables in the Trust represented by the Class C Note
            Principal Balance on the last day of the related Monthly Period.....................        1.0000   $    21,750,000.00
                                                                                                                 ------------------
       6.   The amount of Principal Receivables in the trust represented by the Class D Note
            Principal Balance on the last day of the related Monthly Period.....................        1.0000   $    10,500,000.00
                                                                                                                 ------------------
       7.   The Floating Investor Percentage with respect to the period:

       January 1, 2003 through January 31, 2003.................................................                         12.2775680%
                                                                                                                 ------------------
       8.   The Fixed Investor Percentage with respect to the period:

       January 1, 2003 through January 31, 2003.................................................                           N/A
                                                                                                                 ------------------
       9.   The amount of Investor Principal Collections applicable to Series 2002-A............                 $    55,324,875.62
                                                                                                                 ------------------
       10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
            Account on the Related Payment Date to be treated as Servicer Interchange...........                 $        62,500.00
                                                                                                                 ------------------
       10b. The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date.................................................                 $     4,579,881.77
                                                                                                                 ------------------
       10c. The amount of Available Finance Charge Collections not on deposit in the Collection
            Account on the related Payment Date pursuant to Section 8.04(a) of the Master
            Indenture...........................................................................                 $     1,037,367.78
                                                                                                                 ------------------
       11.  The Investor Default Amount for the related Monthly Period..........................                 $     2,530,754.07
                                                                                                                 ------------------
       12.  The Monthly Servicing Fee for the related Monthly Period............................                 $       500,000.00
                                                                                                                 ------------------

       13.  Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period................................                              22.72%
                                                                                                                 ------------------
                b. The default rate for the related Monthly Period..............................                              10.12%
                                                                                                                 ------------------
                c. The Net Portfolio Yield for the related Monthly Period.......................                              12.60%
                                                                                                                 ------------------
                d. The Base Rate for the related Monthly Period.................................                               3.94%
                                                                                                                 ------------------
                e. The Excess Spread Percentage for the related Monthly Period..................                               8.66%
                                                                                                                 ------------------
                f. The Quarterly Excess Spread Percentage for the related Monthly Period........                               9.83%
                                                                                                                 ------------------
                                 i) Excess Spread Percentage related to          Jan-03                                        8.66%
                                                                                                                 ------------------
                                ii) Excess Spread Percentage related to          Dec-02                                       10.79%
                                                                                                                 ------------------
                               iii) Excess Spread Percentage related to          Nov-02                                       10.03%
                                                                                                                 ------------------
       14.  Floating Rate Determinations:

         LIBOR for the Interest Period from January 21 through and including February 19, 2003..                            1.36125%
                                                                                                                 ------------------
       15.  Principal Funding Account

                a. The amount on deposit in the Principal Funding Account on the related
                   Payment Date (after taking into consideration deposits and withdraws for
                   the related Payment Date)....................................................                 $                -
                                                                                                                 ------------------
                b. The Accumulation Shortfall with respect to the related Monthly Period........                 $                -

                c. The Principal Funding Investment Proceeds deposited in the Collection
                   Account to be treated as Available Finance Charge Collections................                 $                -
                                                                                                                 ------------------
       16.  Reserve Account

                a. The amount on deposit in the Reserve Account on the related Payment
                   Date (after taking into consideration deposits and withdraws for the
                   related Payment Date)........................................................                 $                -
                                                                                                                 ------------------
                b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                   Collections..................................................................                 $                -
                                                                                                                 ------------------
                c. Interest earnings on the Reserve Account deposited into the Collection
                   Account to be treated as Available Finance Charge Collections................                 $                -
                                                                                                                 ------------------
       17.  Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related Payment Date......                 $     6,000,000.00
                                                                                                                 ------------------
                b. The Available Cash Collateral Account Amount on the related Payment Date.....                 $     6,000,000.00
                                                                                                                 ------------------
       18.  Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..                 $                -
                                                                                                                 ------------------
                b. The aggregate amount of Investor Charge-Offs reimbursed
                   on the Payment Date..........................................................                 $                -
                                                                                                                 ------------------
       19.  The Monthly Principal Reallocation Amount for the related Monthly Period............                 $                -
                                                                                                                 ------------------

                     Advanta Bank Corp.
                     as Servicer

                     By:    /s/ MARK SHAPIRO
                     Name:  Mark Shapiro
                     Title: Assistant Vice President - Structured Finance